Summary Prospectus Supplement	December 30, 2020

Putnam VT Growth Opportunities Fund
Summary Prospectus dated April 30, 2020

Effective December 31, 2020, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Richard Bodzy, Portfolio Manager, portfolio manager of the fund since 2017

Greg McCullough, Portfolio Manager, portfolio manager of the fund since 2019

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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